ABSC 2004-HE8

Credit Suisse First Boston

618 records

Balance: 162,521,170

1. Principal Balance at Origination

				Weighted	Weighted	Weighted
	Number Of	Aggregate Original	% Loans by Original	Average	Average	Average	% Owner
Principal Balance at Origination	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
50,001 - 75,000	1	$66,600.00	0.04%	609	90.00%	8.000%	100.00%
75,001 - 100,000	18	1,669,190.00	1.03	662	82.49	6.812	100.00
100,001 - 125,000	47	5,362,026.00	3.30	667	80.77	6.670	100.00
125,001 - 150,000	45	6,261,088.00	3.85	665	82.11	6.708	100.00
150,001 - 175,000	67	10,994,044.00	6.76	657	80.07	6.528	98.62
175,001 - 200,000	55	10,322,865.00	6.35	655	81.89	6.621	98.18
200,001 - 250,000	104	23,149,620.00	14.24	664	82.14	6.547	99.05
250,001 - 300,000	75	20,657,303.00	12.71	664	83.59	6.387	100.00
300,001 - 400,000	129	45,062,083.00	27.73	670	84.81	6.517	96.99
400,001 - 500,000	50	22,618,495.00	13.92	668	84.08	6.409	98.09
500,001 - 600,000	19	10,581,088.00	6.51	685	84.62	6.025	100.00
600,001 - 700,000	4	2,595,500.00	1.60	660	79.91	5.775	100.00
700,001 >=	4	3,184,691.00	1.96	657	80.93	6.378	100.00
Total:	618	$162,524,593.00	100.00%	666	83.24%	6.466%	98.55%
Mimimum Original Balance: 66,600.00
Maximum Original Balance: 912,000.00
Average Original Balance: 262,984.78

2. Remaining Principal Balance

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Remaining Principal Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
50,001 - 75,000	1	$66,600.00	0.04%	609	90.00%	8.000%	100.00%
75,001 - 100,000	18	1,669,190.00	1.03	662	82.49	6.812	100.00
100,001 - 125,000	47	5,362,026.00	3.30	667	80.77	6.670	100.00
125,001 - 150,000	45	6,259,934.11	3.85	665	82.11	6.708	100.00
150,001 - 175,000	67	10,993,488.00	6.76	657	80.07	6.528	98.62
175,001 - 200,000	55	10,322,804.78	6.35	655	81.89	6.621	98.18
200,001 - 250,000	104	23,149,407.19	14.24	664	82.14	6.547	99.05
250,001 - 300,000	75	20,656,796.78	12.71	664	83.59	6.387	100.00
300,001 - 400,000	129	45,061,538.47	27.73	670	84.81	6.517	96.99
400,001 - 500,000	50	22,618,105.84	13.92	668	84.08	6.409	98.09
500,001 - 600,000	19	10,581,087.98	6.51	685	84.62	6.025	100.00
600,001 - 700,000	4	2,595,500.00	1.60	660	79.91	5.775	100.00
700,001 >=	4	3,184,691.00	1.96	657	80.93	6.378	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Mimimum Remaining Balance: 66,600.00
Maximum Remaining Balance: 912,000.00
Average Remaining Balance: 262,979.24

3. Fico Scores

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Fico Scores	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
551 - 575	2	$410,700.00	0.25%	554	84.84%	7.146%	100.00%
576 - 600	27	6,831,759.83	4.20	590	84.70	6.892	100.00
601 - 625	68	17,054,813.98	10.49	616	85.00	6.753	100.00
626 - 650	152	39,135,482.12	24.08	639	83.85	6.663	100.00
651 - 675	151	39,185,286.99	24.11	662	82.84	6.560	98.10
676 - 700	107	28,625,214.50	17.61	686	81.94	6.268	98.49
701 - 725	53	14,653,480.04	9.02	712	84.54	6.169	97.74
726 - 750	30	8,118,545.98	5.00	737	81.65	5.880	91.52
751 - 775	23	6,704,514.71	4.13	762	81.46	5.895	97.74
776 - 800	4	1,481,452.00	0.91	786	80.00	5.996	100.00
801 - 825	1	319,920.00	0.20	805	80.00	6.230	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Minimum FICO: 553
Maximum FICO: 805
WA FICO: 666

4. Original Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
241 - 300	45	$14,930,953.91	9.19%	712	80.69%	4.914%	93.91%
301 - 360	573	147,590,216.24	90.81	662	83.50	6.624	99.02
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Minimum Original Term: 300
Maximum Original Term: 360
WA Original Term: 354

5. Remaining Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Remaining Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
181 - 348	45	$14,930,953.91	9.19%	712	80.69%	4.914%	93.91%
349 - 360	573	147,590,216.24	90.81	662	83.50	6.624	99.02
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Minimum Remaining Term: 297
Maximum Remaining Term: 359
WA Remaining Term: 352

6. Property Type

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Property Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Single Family	433	$115,353,549.13	70.98%	666	83.10%	6.460%	99.21%
PUD - Detached	64	17,085,313.86	10.51	664	83.92	6.462	96.07
Condo	69	16,169,873.55	9.95	666	83.22	6.485	95.28
2-4 Unit	23	7,383,520.00	4.54	696	82.33	6.394	100.00
PUD - Attached	29	6,528,913.61	4.02	646	84.98	6.627	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

7. Occupancy Status

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Occupancy Status	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Primary Residence	610	$160,171,970.15	98.55%	666	83.18%	6.467%	100.00%
Second Home	8	2,349,200.00	1.45	705	87.22	6.419	0.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

8. Loan Purpose

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Loan Purpose	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Purchase	376	$96,251,848.99	59.22%	674	82.78%	6.443%	98.24%
Refinance - Cashout	216	60,011,596.16	36.93	654	84.19	6.503	98.91
Refinance - Rate/Term	26	6,257,725.00	3.85	663	81.25	6.483	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

9. Original Loan to Value Ratio

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Loan to Value Ratio	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 50.000	3	$630,000.00	0.39%	698	46.87%	5.479%	100.00%
50.001 - 60.000	5	1,294,499.00	0.80	704	56.18	6.085	100.00
60.001 - 70.000	15	4,093,719.98	2.52	673	65.45	5.732	100.00
70.001 - 80.000	366	88,492,257.01	54.45	669	79.67	6.400	99.26
80.001 - 90.000	165	49,383,600.15	30.39	662	87.90	6.467	96.56
90.001 - 100.000	64	18,627,094.01	11.46	661	94.87	7.002	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Minimum Original Loan-to-Value Ratio: 35.14
Maximum Original Loan-to-Value Ratio: 95.00
Weighted Average Original Loan-to-Value Ratio: 83.24

10. Geographic Distribution By Balance

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Geographic Distribution By Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
California	358	$107,276,225.40	66.01%	668	83.25%	6.364%	99.04%
Massachusetts	21	5,601,570.00	3.45	688	81.94	6.706	88.35
Nevada	24	5,170,887.88	3.18	658	82.14	6.681	96.36
Washington	27	5,154,497.58	3.17	658	81.31	6.609	100.00
Virginia	16	4,350,167.82	2.68	660	83.86	6.612	100.00
Michigan	19	4,308,499.00	2.65	671	79.82	6.841	100.00
Minnesota	18	4,117,422.01	2.53	647	85.69	6.753	100.00
Florida	21	3,655,765.00	2.25	672	84.99	6.666	100.00
Colorado	19	3,461,149.04	2.13	663	83.77	6.437	100.00
Arizona	18	3,142,422.00	1.93	658	83.97	6.921	95.19
New Jersey	9	2,921,050.00	1.80	675	82.93	6.438	100.00
Oregon	11	2,555,880.00	1.57	668	80.90	6.554	100.00
Other	57	10,805,634.42	6.65	652	85.18	6.671	96.93
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Total Number Of States Represented:: 31

11. Documentation

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Documentation	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Full - Asset and Income	266	$68,148,403.27	41.93%	651	84.14%	6.410%	98.44%
Limited Documentation	22	8,169,746.00	5.03	645	86.03	6.733	100.00
Stated Documentation	330	86,203,020.88	53.04	681	82.27	6.486	98.51
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

12. Mortgage Rate

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Mortgage Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 5.000	34	$12,380,204.98	7.62%	716	79.33%	4.800%	97.12%
5.001 - 5.500	13	3,453,998.91	2.13	685	85.71	5.246	83.99
5.501 - 6.000	12	3,739,349.98	2.30	678	77.88	5.837	100.00
6.001 - 6.500	272	71,132,349.49	43.77	669	82.04	6.283	99.79
6.501 - 7.000	187	48,171,423.19	29.64	655	83.76	6.781	99.10
7.001 - 7.500	66	15,404,688.59	9.48	651	86.81	7.285	97.85
7.501 - 8.000	22	5,377,005.01	3.31	649	90.19	7.813	93.72
8.001 - 8.500	10	2,522,150.00	1.55	644	92.79	8.262	92.55
8.501 - 9.000	2	340,000.00	0.21	640	94.84	8.590	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Minimum Rate: 4.720
Maximum Rate: 8.630
WA Rate: 6.466

13. Maximum Rate

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Maximum Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
11.501 - 12.000	47	$15,830,453.89	9.74%	709	80.37%	4.912%	94.26%
12.001 - 12.500	2	633,000.00	0.39	668	91.80	5.392	100.00
12.501 - 13.000	10	3,110,099.98	1.91	680	76.87	5.855	100.00
13.001 - 13.500	272	71,132,349.49	43.77	669	82.04	6.283	99.79
13.501 - 14.000	187	48,171,423.19	29.64	655	83.76	6.781	99.10
14.001 - 14.500	66	15,404,688.59	9.48	651	86.81	7.285	97.85
14.501 - 15.000	22	5,377,005.01	3.31	649	90.19	7.813	93.72
15.001 - 15.500	10	2,522,150.00	1.55	644	92.79	8.262	92.55
15.501 - 16.000	2	340,000.00	0.21	640	94.84	8.590	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Minimum Maximum Rate: 11.880
Maximum Maximum Rate: 15.630
WA Maximum Rate: 13.474

14. Gross Margin

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Gross Margin	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
2.001 - 2.500	1	$493,869.02	0.30%	681	90.00%	6.730%	100.00%
3.001 - 3.500	25	9,383,955.00	5.77	728	79.50	4.784	96.20
3.501 - 4.000	17	4,688,748.91	2.89	688	82.58	5.040	88.21
4.001 - 4.500	3	858,250.00	0.53	666	83.39	5.642	100.00
5.001 - 5.500	288	73,985,132.90	45.52	653	84.25	6.578	99.21
5.501 - 6.000	281	71,873,275.50	44.22	670	82.60	6.666	98.81
6.001 - 6.500	1	345,000.00	0.21	634	84.15	7.000	100.00
6.501 - 7.000	2	892,938.82	0.55	675	90.00	6.778	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Minimum Gross Margin: 2.250
Maximum Gross Margin: 6.550
WA Gross Margin: 5.279

15. Next Rate Adjustment Date

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Next Rate Adjustment Date	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
2005-01	45	$14,930,953.91	9.19%	712	80.69%	4.914%	93.91%
2006-08	7	1,819,795.27	1.12	689	89.06	6.679	100.00
2006-09	173	41,152,188.89	25.32	673	83.14	6.656	97.69
2006-10	297	79,331,811.12	48.81	657	83.74	6.646	99.38
2006-11	77	19,198,921.00	11.81	648	83.61	6.712	100.00
2007-08	1	340,000.00	0.21	768	85.22	5.630	100.00
2007-09	13	4,434,399.96	2.73	672	80.14	5.676	100.00
2007-10	4	1,083,500.00	0.67	659	82.55	6.436	100.00
2007-11	1	229,600.00	0.14	620	80.00	6.000	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Number of Months to Expiration Of Prepayment Penalty Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
None	73	$23,433,346.85	14.42%	696	82.55%	5.711%	96.12%
7 - 12	15	3,827,218.55	2.35	674	80.94	6.928	91.14
13 - 24	513	129,698,904.79	79.8	660	83.57	6.617	99.15
25 - 36	17	5,561,699.96	3.42	674	80.20	5.825	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

17. Loan Type

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Loan Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
25 Year 1 Month Libor - 10 yr IO ARM	45	$14,930,953.91	9.19%	712	80.69%	4.914%	93.91%
2/28 Interest Only ARM	554	141,502,716.28	87.07	661	83.61	6.658	98.98
3/27 Interest Only ARM	19	6,087,499.96	3.75	673	80.84	5.821	100.00
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

18. Credit Grade

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Credit Grade	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
AA	523	$134,878,133.22	82.99%	664	83.53%	6.611%	99.25%
A-	20	4,560,900.00	2.81	623	81.59	6.766	90.53
A+	28	7,635,183.02	4.70	637	83.84	6.701	100.00
B	2	516,000.00	0.32	632	87.75	7.540	100.00
FICO	45	14,930,953.91	9.19	712	80.69	4.914	93.91
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

19. Lien Position

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Lien Position	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
First Lien	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%
Total:	618	$162,521,170.15	100.00%	666	83.24%	6.466%	98.55%

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

9/29/2004 9:54

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.